Exhibit 10.1

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this “Amendment”) is made as of the 18th day of April, 2023 among:

(a)          INTERMEX WIRE TRANSFER, LLC, a Florida limited liability company (the “Revolver Borrower”);

(b)          INTERMEX HOLDINGS, INC., a Delaware corporation (the “Term Borrower” and, together with the Revolver Borrower, the “Borrowers”);

(c)          the Guarantors, as defined in the Credit Agreement, as hereinafter defined;

(d)          the Lenders, as defined in the Credit Agreement; and

(e)          KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of June 24, 2021 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrowers desire and the Guarantors agree to increase the Revolving Credit Commitment by an aggregate amount of Seventy Million Dollars ($70,000,000) through the exercise of the accordion feature set forth in Section 2.14 of the Credit Agreement (the “Exercise of Accordion”);

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, this Amendment shall memorialize the Exercise of Accordion, and become effective upon execution by the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement  (after giving effect to this Amendment); and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the Second Amendment Effective Date (as defined below);

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.           Amendment to Cover Page of Credit Agreement.  The cover page of the Credit Agreement is hereby amended to add the following at the end of the list of agent titles:

BOKF, NA D/B/A BANK OF OKLAHOMA
as Co-Syndication Agents

2.           Amendment to Defined Terms in the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Revolving Credit Commitment” therefrom and to insert in place thereof the following:

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Revolver Borrower pursuant to Section 2.01(b) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Revolving Credit Commitments on the Second Amendment Effective Date is $220,000,000.

3.           Addition to Defined Terms in the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended to add the following new definition thereto:

“Second Amendment Effective Date” means April 18, 2023.

4.           Amendment to Incremental Commitments Provisions.  Section 2.14 of the Credit Agreement is hereby amended to delete subsection (a) therefrom and to insert in place thereof the following:

(a)       Borrower Request.  Either Borrower, as applicable, may by written notice to the Administrative Agent, on one or more occasions, request (x) (A) prior to the Maturity Date for the Revolving Credit Facility, an increase to the existing Revolving Credit Commitments (an “Incremental Revolving Increase”) and/or (B) the addition of one new revolving credit facility (an “Incremental Revolving Facility” and either of an Incremental Revolving Facility or Incremental Revolving Increase, an “Incremental Revolving Commitment”) and/or (y) (A) the establishment of one or more new term loan commitments and/or an increase in any tranche of Term A Loans of the Term Borrower then outstanding (each, an “Incremental Term Commitment”); provided that the aggregate amount of all such increases made pursuant to this Section 2.14 after the Second Amendment Effective Date shall not exceed $70,000,000.  Any existing Lender approached to provide all or a portion of the Incremental Commitments may elect or decline, in its sole discretion, to provide such Incremental Commitment.  Each Incremental Commitment shall be in an aggregate amount of $5,000,000 or any whole multiple of $100,000 in excess thereof (provided that such amount may be less than $5,000,000 if such amount represents all remaining availability under the aggregate limit in respect of Incremental Commitments set forth above).

2

5.           Amendment to Schedule 2.01.  The Credit Agreement is hereby amended to delete Schedule 2.01 (Commitments and Applicable Percentages) therefrom and to insert in place thereof a new Schedule 2.01 in the form of Schedule 2.01 hereto.

6.           Closing Conditions.  Concurrently with the execution of this Amendment, the Borrowers shall:

(a)     deliver to the Administrative Agent, for delivery to each requesting Lender, a replacement Revolving Credit Note in the amount specified in Schedule 2.01 to the Credit Agreement (after giving effect to this Amendment).  Promptly upon receipt of such replacement Revolving Credit Note, each Lender shall use commercially reasonable efforts to return to the Administrative Agent (for delivery to the Borrowers for cancellation) the Revolving Credit Note in such Lender’s possession that was previously delivered to such Lender under the Credit Agreement; provided that any Lender that fails to return its original Revolving Credit Note, shall be required to deliver to the Borrowers a customary lost note affidavit and indemnity;

(b)     deliver to the Administrative Agent a certificate signed by a Responsible Officer of the Borrowers certifying that (i) all conditions set forth in Section 2.14(b) of the Credit Agreement shall have been satisfied as of the Second Amendment Effective Date and (ii) the terms and provisions of Loans made pursuant to the Incremental Commitments comply with the provisions set forth in Section 2.14(c) of the Credit Agreement;

(c)     deliver to the Administrative Agent a favorable written opinion of Holland & Knight LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(d)     deliver to the Administrative Agent an officer’s certificate certifying (i) copies of the resolutions of the board of directors (or equivalent governing body) of the Loan Parties evidencing approval of the execution and delivery of this Amendment and the execution of any other Loan Documents required in connection therewith, (ii) that except for the amendments attached thereto, there have been no changes in any of the Organizational Documents of the Loan Parties, and (iii) the names of the Responsible Officers authorized to sign this Amendment and any other Loan Documents required in connection herewith, together with the true signatures of such officers;

(e)     deliver to the Administrative Agent a good standing certificate for each of the Loan Parties, issued on or about the Second Amendment Effective Date;

(f)      pay to the Administrative Agent, for the benefit of each Lender providing new or additional portions of the Revolving Credit Commitment, upfront fees in an amount equal to fifty (50) basis points multiplied by such Lender’s new or additional portions of the Revolving Credit Commitment;

(g)     pay to the Administrative Agent the arrangement fees stated in that certain Second Amendment Fee Letter, dated March 27, 2023, between the Borrowers and the Administrative Agent; and

3

(h)     pay all legal fees and expenses of the Administrative Agent payable by the Borrowers in accordance with the Credit Agreement in connection with this Amendment and any other Loan Documents.

7.           Reallocation of Outstanding Amounts.  On the Second Amendment Effective Date, the Lenders shall make adjustments among themselves with respect to the Loans then outstanding and amounts of principal with respect thereto as shall be necessary, in the opinion of the Administrative Agent, in order to reallocate among such Lenders such outstanding amounts, based on the revised Commitments as set forth in the revised Schedule 2.01 hereto.

8.           Representations and Warranties.  The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that (a) the Borrowers and the Guarantors have the requisite power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrowers and the Guarantors, as applicable, with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrowers and the Guarantors and the performance and observance by the Borrowers and the Guarantors of the provisions hereof do not (i) require any consent or approval of or action by or in respect of, or registration or filing with, any Governmental Authority, agency or official, except such as have been obtained or made and are in full force and effect, (ii) violate or conflict with the Organizational Documents of the Borrowers or the Guarantors or, except as would not be reasonably likely to have a Material Adverse Effect, any law applicable to the Borrowers or the Guarantors or (iii) result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrowers, the Guarantors, or their respective assets; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) neither the Borrowers nor the Guarantors are aware of any claim or offset against, or defense or counterclaim to, the Borrowers’ or the Guarantors’ respective obligations or liabilities under the Credit Agreement; and (g) this Amendment has been duly executed and delivered by the Borrowers and the Guarantors and constitutes a legal, valid and binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms.

9.           Waiver and Release.  The Loan Parties, by signing below, hereby waive and release the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims arising under or in connection with the Credit Agreement or the other Loan Documents from any facts that occurred on or prior to the date hereof, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

10.         References to Credit Agreement and Ratification.  Each reference to the Credit Agreement that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby.  Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby.  This Amendment is a Loan Document.

4

11.         Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

12.         Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

13.         Severability.  Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

14.         Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

15.         JURY TRIAL WAIVER.  THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

[Remainder of page intentionally left blank.]

5

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

INTERNATIONAL MONEY EXPRESS SUB 2, LLC
INTERNATIONAL MONEY EXPRESS, INC.
INTERMEX HOLDINGS, INC.
INTERMEX WIRE TRANSFER, LLC
INTERMEX WIRE TRANSFER, CORP.
INTERMEX WIRE TRANSFER II, LLC

By:	/s/ Andras Bende
Andras Bende
Chief Financial Officer and Treasurer

ENVIOS DE VALORES LA NACIONAL CORP.

By:	/s/ Santiago Bravo
Santiago Bravo
Treasurer

Signature Page to
Second Amendment Agreement

KEYBANK NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Geoff Smith
Geoff Smith
Senior Vice President

Signature Page to
Second Amendment Agreement

BANCALLIANCE INC.

By:	Alliance Partners LLC, its attorney-in-fact

By:	/s/ John Gray
Name:	John Gray
Title:	Executive Vice President

Signature Page to
Second Amendment Agreement

BANK OF AMERICA, N.A.

By:	/s/ Nagede Henry
Nagede Henry
SVP, Commercial Credit Officer

Signature Page to
Second Amendment Agreement

BMO HARRIS BANK N.A.

By:	/s/ Joan Murphy
Name:	Joan Murphy
Title:	Managing Director

Signature Page to
Second Amendment Agreement

BOKF, NA d/b/a Bank of Oklahoma

By: :	/s/ Paul Johnson
Name:	Paul Johnson
Title:	Senior Vice President

Signature Page to
Second Amendment Agreement

CADENCE BANK

By: :	/s/ Priya Iyer
Name:	Priya Iyer
Title:	SVP

Signature Page to
Second Amendment Agreement

OLD NATIONAL BANK

By: :	/s/ Roger H Kallal
Name:	Roger H Kallal
Title:	SVP

Signature Page to
Second Amendment Agreement

REGIONS BANK

By:	/s/ Tyler Tirpak
Name:	Tyler Tirpak
Title:	Vice President

Signature Page to
Second Amendment Agreement

FIRST-CITIZENS BANK & TRUST COMPANY (successor by purchase to the Federal Deposit Insurance Corporation as Receiver for Silicon Valley Bridge Bank, N.A. (as successor to Silicon Valley Bank))

By:	/s/ Charles Bradford
Name:	Charles Bradford
Title:	Director

Signature Page to
Second Amendment Agreement

WELLS FARGO BANK, N.A.

By:	/s/ Gregory G. Roll
Name:	Gregory G. Roll
Title:	Managing Director

Signature Page to
Second Amendment Agreement

Schedule 2.01
COMMITMENTS AND APPLICABLE PERCENTAGES